Exhibit 10.2

August 22, 2016

VIA EMAIL ONLY

(Kent.Workman@ccbcc.com)

Mr. Kent Workman

CCBCC OPERATIONS, LLC

4100 Coca-Cola Plaza

Charlotte, NC 28211

Re:

Distribution Agreement (the “Agreement”) dated March 26, 2015, as amended, between Monster Energy Company (“MEC”) and CCBCC Operations, LLC (“Distributor”). Any capitalized terms not otherwise defined herein shall have the same meaning given to such terms in the Agreement and all references to section numbers shall refer to the section numbers in the Agreement.

Dear Mr. Workman:

The purpose of this letter agreement (the “Amendment”) is to amend the Agreement, effective as of September 19, 2016 (the “Amendment Effective Date”), as follows:

1.	The parties acknowledge and agree that, notwithstanding anything to the contrary in the Agreement, the provisions of subsection 3.y. shall not apply to any Mutant branded Products (“Mutant Products”).
2.	Section 8.b.(ii) of the Agreement is deleted in its entirety and replaced with the following:

(ii) deliver Products to Distributor with at least (A) sixty (60) days of shelf life remaining at the time of delivery, in the case of Mutant Products, and (B) one hundred twenty (120) days of shelf life remaining at the time of delivery, in the case of all other Products.

3.	Exhibit A to the Agreement is deleted in its entirety and replaced by Exhibit A attached to this Amendment.
4.	Exhibit D to the Agreement is deleted in its entirety and replaced by Exhibit D attached to this Amendment.

Distributor and MEC acknowledge and agree that (a) this Amendment shall only be effective as of the Amendment Effective Date and when executed by both MEC and Distributor, (b) the Agreement, as amended by this Amendment, shall continue in full force and effect in accordance with its terms, and (c) this Amendment is limited as specified herein and shall not constitute an amendment or waiver of

CCBCC OPERATIONS, LLC

any other provision of the Agreement. The following Sections of the Agreement are incorporated as if fully set forth herein: 22 (Amendment), 25 (Governing Law), 26 (Arbitration), and 38 (Further Assurances). This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together shall constitute one agreement.

Please acknowledge your acceptance of the terms of this Amendment by signing where indicated below. Please return an original copy to MEC for its files.

Sincerely,

MONSTER ENERGY COMPANY

/s/ Rodney Sacks

Rodney Sacks

Chairman and Chief Executive Officer

*****

Acknowledged and Agreed to:

CCBCC OPERATIONS, LLC

By: /s/ Lawrence K. Workman, Jr.

Print Name: Lawrence K. Workman, Jr.

Title:  Vice President

CCBCC OPERATIONS, LLC

EXHIBIT A

Distribution Agreement

PRODUCT LIST

Monster Energy

Monster Energy

Lo-Carb Monster Energy

Monster Energy Assault

Juice Monster Khaos Energy + Juice

Juice Monster Ripper Energy + Juice

Juice Monster Pipeline Punch

Monster Energy Absolutely Zero

Punch Monster Baller's Blend

Punch Monster Mad Dog

Monster Energy Unleaded

Monster Energy Ultra

Monster Energy Zero Ultra

Monster Energy Ultra Blue

Monster Energy Ultra Red

Monster Energy Ultra Sunrise

Monster Energy Ultra Citron

Monster Energy Ultra Black

Monster Energy Extra Strength with Nitrous Technology

Monster Energy Extra Strength Nitrous Technology Anti Gravity

Monster Energy Extra Strength Nitrous Technology Super Dry

Monster Rehab

Monster Rehab Tea + Lemonade + Energy

Monster Rehab Tea + Orangeade + Energy

Monster Rehab Tea + Pink Lemonade + Energy

Monster Rehab Peach Tea + Energy

Monster Rehab Raspberry Tea + Energy

Monster Import

Monster Energy Import

Muscle Monster Energy Shake

Muscle Monster Energy Shake Chocolate

Muscle Monster Energy Shake Vanilla

Muscle Monster Energy Shake Coffee

Muscle Monster Energy Shake Strawberry

Distributor Initials: /s/ LKW

MEC Initials: /s/ RS

CCBCC OPERATIONS, LLC

Java Monster

Java Monster Kona Blend

Java Monster Loca Moca

Java Monster Mean Bean

Java Monster Vanilla Light

Java Monster Irish Blend

Java Monster Salted Caramel

Ubermonster

Ubermonster

Hydro

Hydro

ADDITIONAL BEVERAGE PRODUCTS PURSUANT TO SECTION 1(b) OF THE

AGREEMENT

Mutant

Mutant

Mutant Red Dawn

Distributor Initials: /s/ LKW

MEC Initials: /s/ RS

CCBCC OPERATIONS, LLC

EXHIBIT D

Distribution Agreement

THE TRADEMARKS

MONSTER ENERGY

M MONSTER ENERGY

UNLEASH THE BEAST!

MONSTER

ANTI GRAVITY

ASSAULT

IRISH BLEND

JAVA MONSTER

KHAOS

LOCA MOCA

LOCA MOCA JAVA MONSTER

LO-CARB MONSTER ENERGY

M IMPORT

M EXPORT

M3

MEAN BEAN

MONSTER ENERGY EXTRA

STRENGTH NITROUS

TECHNOLOGY

MONSTER KHAOS ENERGY + JUICE

MONSTER RIPPER

REHAB

MONSTER REHAB

REHAB THE BEAST!

RIPPER

UNLEASH THE NITRO BEAST!

MONSTER ENERGY ZERO ULTRA

UBERMONSTER

SIZE DOES MATTER!

JUICE MONSTER

MONSTER ENERGY ULTRA

ULTRA RED

ULTRA BLUE

ULTRA BLACK

ULTRA SUNRISE

ULTRA CITRON

PUNCH MONSTER

MUSCLE MONSTER

PUMP UP THE BEAST!

UNLEASH THE ULTRA BEAST!

MONSTER ENERGY UNLEADED

UNLEASH THE CAFFEINE FREE BEAST

COFFEE MONSTER

Distributor Initials: /s/ LKW

MEC Initials: /s/ RS

CCBCC OPERATIONS, LLC

MONSTER ENERGY ABSOLUTELY

ZERO

ABSOLUTELY GUARANTEED!

UNLEADED

MEGA MONSTER ENERGY

PIPELINE PUNCH

BALLER'S BLEND

BFC

VIVA LA REVOLUTION!

M-100

MONSTER ASSAULT

MONSTER PHANTOM

MONSTER GHOST

SUPER DRY

M MUTANT

MUTANT

Distributor Initials: /s/ LKW

MEC Initials: /s/ RS